LIBERTY YOUNG INVESTOR FUND

                                         Supplement to Prospectus dated
                                                  February 1, 2003

The section MANAGING THE FUND; Portfolio Managers is revised in its entirety as follows:

Erik P. Gustafson, a senior vice president of Stein Roe, has been a portfolio manager of the Fund since February, 1995. He joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson holds a B.A. degree from the University of Virginia, and M.B.A. and J.D. degrees from Florida State University.

756-36/346N-0303                                                  March 21, 2003